                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

ROBERT R. FORTUNE
     Chairman and President

                                                                February 9, 2001
Fellow Partner:

     Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2000.

     Our Fund earned $3.76 per share from net investment income for a share outstanding throughout 2000, compared to $3.64 per share earned in 1999. Although dividend income was down by 8.7% from 1999, interest income increased substantially in 2000. Uneasy market conditions delayed long-term investment decisions, and large sums were temporarily invested in short-term instruments during the year. Total distributions from net investment income applicable to 2000 amounted to $3.76 per share, including $1.21 per share distributed in January 2001.

     Long-term capital gains (federal income tax basis) realized in 2000 amounted to $0.087 per share. It is our policy, effective when the Fund adopted regulated investment company status for federal income tax purposes as of January 1, 1998, not to make cash distributions of capital gains. Instead, the gains were allocated to partners of record at year-end, together with a tax credit representing the federal tax on the gains paid by the Fund. The tax basis of a partner's interest in the Fund is increased by the retained capital gain and reduced by the tax credit. Although capital gains must still be reported as income in a partner's federal income tax return, the federal tax credit will reduce any income tax due.

     After providing for the January 2001 distribution, the net asset value per partnership share at the end of 2000 was $362.68.

     Since our last report, 7,021 shares of Avaya Inc. were distributed by Lucent Technologies, Inc., 58,338 shares of Cabot Microelectronics Corp. were distributed by Cabot Corporation and a Hewlett-Packard Company stock split added 44,596 shares. Dun and Bradstreet Corp. (new) issued 25,323 shares of Dun and Bradstreet (2000) and then Dun and Bradstreet Corp. (new) changed its name to Moody's Corporation.

     Data on the performance of our Fund since inception and comparisons to leading stock market indices appear in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           /s/ Robert R. Fortune

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

MARKET REVIEW

     During the fourth quarter of 2000, the domestic equity market continued the volatility and rotational behavior witnessed earlier in the year, ending the quarter dismally with the S&P 500 Index declining -7.8%. On the heels of some disappointing earnings announcements, a softening economic environment and a presidential election debacle, growth investing proved difficult in the quarter with the Russell 1000 Growth Index off -21.55% versus +3.60% gain in the Russell 1000 Value Index. Small and mid cap stocks also experienced a style performance differential, evidenced by the Russell 2000 Value Index and Russell Midcap Value Index outperforming the Russell 2000 Growth Index and Russell Midcap Growth Index by 28.29% and 32.69%, respectively.

     Generally, stocks with modest valuations, interest rate sensitivity and defensive qualities characterized the investment theme in the fourth quarter. Sectors comprised of stocks offering these dynamics were the better performing sectors: basic materials (+24.8%), transportation (+17.5%), healthcare (+10.5%), and consumer staples (17.5%). Conversely, the sectors with lofty valuations or high expectations continued to experience selling pressure. These underperforming areas included technology (-32.5%), which was down on valuation concerns coupled with declining growth expectations, and telecommunication services (-19.4%), where continued long distance pricing weakness and wireless subscriber addition softness were clear negatives.

     Similar to the fourth quarter, the full year 2000 U.S. equity market performance was difficult. The investment theme and climate mentioned above characterized the market for the majority of the year. The first half interest rate increases by the Fed were successful at bringing the long-lived bull market to its knees. The S&P 500 Index returned -9.1% for the year, the first negative calendar year return in over five years. Again, value investing outpaced growth, with the Russell 1000 Value Index up +7.02% versus the Russell 1000 Growth Index, which was down -22.63%.

     The market experienced a change in leadership for the year compared to the preceding two years, with respect to sector performance. Sectors with the strongest performance for the year were utilities (+54.3%), offering attractive yields and strong earnings potential due to unregulated businesses, healthcare (+34.4%), financials (+23.8%), up on anticipation of Fed reversal of tightening bias and eventual ease in 2001, and energy (+11.7%), which was driven by higher commodity pricing for both oil and natural gas. The lofty valuations, particularly in technology and telecommunications, bid up in the fourth quarter of 1999 turned out to be unsustainable, especially in the face of a Fed interest rate tightening environment. Sectors with bleak performance for the year included telecommunication services (-39.7%) and technology (-40.0%).

                    INVESTMENT ADVISER'S REPORT (CONCLUDED)

     For the fourth quarter, the Fund declined -1.54% versus a -7.82% decline for the S&P 500. Once again Intel negatively impacted the Fund by declining -27.7%; however, the Fund's health care and financial exposure in Merck, Johnson & Johnson, Wells Fargo and Fannie Mae helped counter balance Intel's loss.

     For the year, the Fund declined -0.92% versus a -9.10% decline for the S&P
500. The performance attribution of the Fund for the year mirrored the fourth quarter's analysis. The weakness of technology (Intel, Motorola, Lucent Technologies and Microsoft) was largely offset by the strength of health care and financials (Merck, Johnson & Johnson, Abbott Labs, Wells Fargo, Cigna and Fannie Mae).

     The Fund's largest position, Intel, was quite volatile in the year 2000; however, for the year, despite declining -27%, the stock significantly outperformed the technology sector, which declined .40%. This positive relative performance reinforces the opinion that Intel remains the leader in its industry (microprocessor), with the highest margins and hence, with the capital available for research and development to maintain its leadership position. Also it should be remembered that during the last 15 years, Intel has suffered six prior declines ranging from -27% to -52%, and yet the Fund's long-term outperformance over the S&P 500 is partially a result of having maintained its Intel position through the prior times of high volatility. Nevertheless, as always, the Fund's diversification is a consideration when determining what stock positions are to be reduced as opportunities arise.

                              PERFORMANCE SUMMARY

                                             CHESTNUT STREET
                                              EXCHANGE FUND     DJIA INDEX    S&P 500 INDEX
                                             ---------------    ----------    -------------
4th Quarter 2000...........................        -1.54%           1.66%          -7.82%
1 Year.....................................        -0.92%          -4.72%          -9.10%
3 Years....................................         8.50%          12.73%          12.26%
5 Years....................................        14.87%          18.19%          18.33%
10 Years...................................        16.74%          17.88%          17.46%
Inception (12/29/76)
  Annualized...............................        15.08%          14.64%          14.95%
  Cumulative...............................     2,849.34%       2,557.08%       2,732.29%

     Returns are as of December 31, 2000

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

January 29, 2001                  BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                               DECEMBER 31, 2000

  SHARES                                                   VALUE
-----------                                             ------------
COMMON STOCKS--96.7%
              BASICS--5.6%
    193,400   Air Products & Chemicals, Inc. ....       $  7,929,400
    208,000   Cabot Corporation..................          5,486,000
     58,338*  Cabot Microelectronics Corp. ......          3,029,930
    179,739*  Stora Enso Oyj ADR.................          2,111,933
     55,033   Westvaco Corp. ....................          1,606,276
     45,830   Weyerhaeuser Company...............          2,325,873
                                                        ------------
                                                          22,489,412
                                                        ------------
              CAPITAL EQUIPMENT--8.6%
    202,185   Emerson Electric Company...........         15,934,705
    384,000   General Electric Co. ..............         18,408,000
                                                        ------------
                                                          34,342,705
                                                        ------------
              CONSUMER CYCLICALS--5.6%
    204,000   Disney (Walt) Company..............          5,903,250
     25,323   Dun & Bradstreet Corporation.......            655,233
     61,948   Genuine Parts Co. .................          1,622,263
     68,416   Harland (John H.) Co. .............            966,376
    202,468   McDonald's Corporation.............          6,883,912
     52,000   Minnesota Mining & Manufacturing
                Company..........................          6,266,000
                                                        ------------
                                                          22,297,034
                                                        ------------
              ENERGY--3.6%
     44,280   BP Amoco, Plc, ADR.................          2,119,905
     77,648   Exxon Mobil Corp. .................          6,750,523
     60,432   Schlumberger, Ltd. ................          4,830,783
     11,699   Transocean Sedco Forex, Inc. ......            538,154
                                                        ------------
                                                          14,239,365
                                                        ------------
              FINANCIAL--15.7%
    131,790   American Express Co. ..............          7,240,213
    208,286   Bank of America Corp. .............          9,555,120
      5,719*  Cendant Corp. .....................             55,045
     36,084   CIGNA Corporation..................          4,773,913
     70,000   Fannie Mae.........................          6,072,500
     97,200   First Union Corp. .................          2,703,375
     58,176   Marsh & McLennan Companies,
                Inc. ............................          6,806,592
     50,647   Moody's Corporation................          1,300,995
     40,000   Morgan (J.P.) Co., Inc. ...........          6,620,000
    314,532   Wells Fargo & Co. .................         17,515,501
                                                        ------------
                                                          62,643,254
                                                        ------------

  SHARES                                                   VALUE
-----------                                             ------------
              HEALTHCARE--27.0%
    243,928   Abbot Laboratories, Inc. ..........       $ 11,815,262
     44,000   Aetna, Inc. .......................          1,806,750
     39,177   Baxter International, Inc. ........          3,459,819
     96,599   IMS Health, Inc. ..................          2,608,173
    379,208   Johnson & Johnson, Inc. ...........         39,840,541
    407,990   Merck & Company, Inc. .............         38,198,064
    172,000   Schering-Plough Corp. .............          9,761,000
      4,829*  Synavant Inc. .....................             22,636
                                                        ------------
                                                         107,512,245
                                                        ------------
              RETAIL--0.8%
    116,772   Albertson's, Inc. .................          3,094,458
                                                        ------------
              STAPLES--4.3%
    283,411   Coca Cola (The) Company............         17,270,358
                                                        ------------
              TECHNOLOGY--22.2%
     17,008*  Agilent Technologies, Inc. ........            931,188
      7,021*  Avaya Inc. ........................             72,404
     89,192   Hewlett-Packard Company............          2,815,122
     41,884   International Business Machines
                Corporation......................          3,560,140
  2,085,892   Intel Corp. .......................         62,707,128
     84,260   Lucent Technologies, Inc. .........          1,137,510
     55,400*  Microsoft Corp. ...................          2,402,975
    357,354   Motorola, Incorporated.............          7,236,419
    138,212   Tyco International, Ltd. ..........          7,670,766
                                                        ------------
                                                          88,533,652
                                                        ------------
              TRANSPORTATION--1.4%
    119,796   Burlington Northern Santa Fe
                Corp. ...........................          3,391,724
     40,000   Union Pacific Corp. ...............          2,030,000
                                                        ------------
                                                           5,421,724
                                                        ------------
              UTILITIES--1.9%
    151,713   Verizon Communications.............          7,604,614
                                                        ------------
              Total Common Stocks
                    (Cost $42,152,524)...........        385,448,821
                                                        ------------

                See Accompanying Notes to Financial Statements.

                      STATEMENT OF NET ASSETS (CONCLUDED)

    PAR                                          VALUE
-----------                                   ------------
SHORT-TERM OBLIGATIONS--3.6%
$14,370,000   Federal Home Loan
                Mortgage Corp.
                Discount Note 01/02/01,
                5.353%.................       $ 14,367,864
                                              ------------
              (Cost $14,367,864)

TOTAL INVESTMENT IN SECURITIES
  (Cost $56,520,388)............. 100.3%       399,816,685
Distributions payable............  (0.3%)       (1,329,788)
Other assets in excess of other
  liabilities....................   0.0%            93,098
                                  -----       ------------
NET ASSETS (Applicable to
  1,098,988 partnership shares
  outstanding)................... 100.0%      $398,579,995
                                  =====       ============
NET ASSET VALUE PER SHARE........             $     362.68
                                              ============
NET ASSETS APPLICABLE TO SHARES
  OWNED BY:
Limited partners (1,094,411
  shares)........................             $396,920,013
Managing general partners (4,577
  shares)........................                1,659,982
                                              ------------
Total net assets (1,098,988
  shares)........................             $398,579,995
                                              ============

---------------
* Non-Income Producing

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Dividends..............................   $  5,112,202
  Interest...............................        702,577
                                            ------------
        Total investment income..........      5,814,779
                                            ------------
Expenses:
  Investment advisory fee................      1,406,755
  Managing general partners' compensation
    and officer's salary.................         89,223
  Legal..................................         37,603
  Custodian..............................         23,596
  Audit..................................         22,514
  Transfer agent.........................         17,635
  Printing...............................         16,847
  Insurance..............................          7,323
  Miscellaneous..........................         12,027
                                            ------------
      Total expenses.....................      1,633,523
                                            ------------
        Net investment income............      4,181,256
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain from security
    transactions: distributed upon
    redemption of partnership shares.....     15,635,180
  Realized loss on investment securities
    (for federal tax purposes net gain of
    $95,784).............................       (931,248)

  Unrealized appreciation of investments:
    Beginning of year......  $365,102,179
    End of year............   343,296,297
                             ------------
                                             (21,805,882)
                                            ------------
        Net realized and unrealized loss
          on investments.................     (7,101,950)

  Federal income tax on realized gain....        (33,524)
                                            ------------
    Net decrease in net assets resulting
      from operations....................   $ (2,954,218)
                                            ============

                      STATEMENTS OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31,

                                 2000           1999
                             ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  OPERATIONS:
    Net investment income..  $  4,181,256   $  4,200,405
    Net realized gain
      (loss) from security
      transactions (for
      federal income tax
      purposes net gain is
      $95,784 and
      $4,251,255...........      (931,248)     4,102,369
    Excess of market value
      over book value of
      securities
      distributed upon
      redemption of
      partnership shares...    15,635,180     10,195,920
    Federal income tax on
      realized gains not
      distributed to
      partnership shares...       (33,524)    (1,487,939)
    Increase (decrease) in
      unrealized
      appreciation of
      investments..........   (21,805,882)    13,330,772
                             ------------   ------------
    Increase (decrease) in
      net assets resulting
      from operations......    (2,954,218)    30,341,527
                             ------------   ------------
  DISTRIBUTIONS TO PARTNERS
    FROM:
    Net investment
      income...............    (4,176,873)    (4,210,357)
    Net realized gains.....             0        (63,747)
                             ------------   ------------
    Total distributions to
      partners.............    (4,176,873)    (4,274,104)
                             ------------   ------------
  CAPITAL SHARE
    TRANSACTIONS:
    Net asset value of 896
      and 1,058 shares
      subscribed or issued
      in lieu of cash
      distributions........       348,050        375,854
    Cost of 44,604 and
      35,352 shares
      repurchased..........   (17,240,802)   (12,858,304)
                             ------------   ------------
    Decrease in net assets
      from capital share
      transactions.........   (16,892,752)   (12,482,450)
                             ------------   ------------
    Total increase
      (decrease) in net
      assets...............   (24,023,843)    13,584,973
  NET ASSETS:
    Beginning of year......   422,603,838    409,018,865
                             ------------   ------------
    End of year............  $398,579,995   $422,603,838
                             ============   ============

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                              FINANCIAL HIGHLIGHTS

           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                         YEARS ENDED DECEMBER 31,
                                           -----------------------------------------------------
                                             2000        1999       1998       1997       1996
                                           --------    --------   --------   --------   --------
Net Asset Value, Beginning of Year.......  $ 369.83    $ 347.51   $ 293.03   $ 242.91   $ 194.26
                                           --------    --------   --------   --------   --------
Income From Investment Operations:
  Net investment income..................      3.76        3.64       3.76       3.29       3.36
  Net gain (loss) on securities (both
    realized and unrealized).............     (7.15)      22.39      54.49      50.27      51.18
                                           --------    --------   --------   --------   --------
       Total from investment
         operations......................     (3.39)      26.03      58.25      53.56      54.54
                                           --------    --------   --------   --------   --------
Less Distributions:
  From net investment income.............     (3.76)      (3.65)     (3.77)     (3.28)     (3.36)
  From realized gains....................      0.00       (0.06)      0.00      (0.16)     (2.53)
                                           --------    --------   --------   --------   --------
       Total distributions...............     (3.76)      (3.71)     (3.77)     (3.44)     (5.89)
                                           --------    --------   --------   --------   --------
Net Asset Value, End of Year.............  $ 362.68    $ 369.83   $ 347.51   $ 293.03   $ 242.91
                                           ========    ========   ========   ========   ========
Total Return.............................     (0.92)%      7.52%     20.25%     22.11%     28.09%
Ratios/Supplemental Data:
  Net Assets, End of Year (000's)........  $398,580    $422,604   $409,019   $351,582   $303,195
  Ratios to average net assets:
    Operating expenses...................      0.38%       0.38%      0.38%      0.50%      0.51%
    Net investment income................      0.96%       1.00%      1.18%      1.17%      1.55%
  Portfolio Turnover Rate................      1.77%       2.48%      0.76%      1.26%      3.92%

                See Accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

(A) Chestnut Street Exchange Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Significant accounting policies are as follows: Investments are stated at value in the accompanying financial statements. Securities listed on a securities exchange are valued at the close of trading on December 29, 2000. Securities not so listed or not traded on that date are valued at the latest bid price. Short-term obligations are valued at amortized cost which approximates market. Security transactions are accounted for on the trade date. The cost of investments sold or redeemed in kind is determined by the use of the specific identification method for both financial reporting and income tax purposes. For securities received in the Exchange at inception of the Fund in 1976, cost for financial reporting purposes is the value of the securities as used in the Exchange and for income tax purposes, the tax basis of the individual investor. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to make the requisite distribution of taxable investment income and capital gains to its shareholders which will relieve it from all or substantially all federal income and excise taxes.

    The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period, Actual results could differ from these estimates.

(B) Effective January 1,1998, the Fund changed its tax status from a partnership to a regulated investment company. The change results from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997. Commencing in 1998, the Fund will not distribute net long-term capital gains, but will retain the gains ($95,784 in 2000) and pay the applicable corporate income tax rate (35% in 2000). On the last day of the year, the partners are entitled to a proportionate credit of the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. Federal income taxes of $33,524 were accrued in 2000.

    In a variance from the above-stated policy of retention of gains, a capital gain distribution of $63,747 representing additional 1998 capital gain was paid and reported as taxable in 1999.

(C) PNC Bank and BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PNC Bank, are co-investment advisers to the Fund pursuant to an Advisory Agreement dated January 1, 1998. In June 1998, PNC Bank and BIMC restructured their operations and BlackRock Financial Management, Inc. ("BFM"), a majority-owned subsidiary of PNC Bank, assumed the rights and obligations of PNC Bank under the Advisory Agreement. The Fund pays BIMC an investment advisory fee for the services of BIMC and BFM.

    The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000. The managing general partners each receive a fixed fee as compensation for their services. PFPC Inc., an affiliate of PNC Bank, is the Fund's transfer agent.

(D) Purchases and sales of investment securities (excluding short-term obligations) were $7,488,450 and $18,627,471, respectively, in the year 2000.

(E) The federal income tax basis of the Fund's investments at December 31, 2000 was $48,892,785, and the net unrealized appreciation for federal income tax purposes was $350,923,900.

(F) At December 31, 2000, net assets consisted of:

     Undistributed net investment income....................  $        152
     Net unrealized appreciation of investments.............   343,296,297
     Other capital--paid-in or reinvested...................    55,283,546
                                                              ------------
                                                              $398,579,995
                                                              ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners
of Chestnut Street Exchange Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
February 9, 2001

                     [This Page Intentionally Left Blank.]

---------------------------------------------------
---------------------------------------------------
                           MANAGING GENERAL PARTNERS

                              Richard C. Caldwell
                               Robert R. Fortune
                                Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                      BlackRock Financial Management, Inc.
                                      and
                            BlackRock Institutional
                             Management Corporation
                              400 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750
                           (302) 791-1043 (Delaware)
---------------------------------------------------
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                      [CHESTNUT STREET EXCHANGE FUND LOGO]
                                 ANNUAL REPORT
                               DECEMBER 31, 2000

                            CHESTNUT STREET EXCHANGE
                                      FUND

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                           Edward J. Roach, Treasurer
---------------------------------------------------
---------------------------------------------------